* Title date FMBI Investor Relations Conference and Marketing Presentation Materials Fourth Quarter 2012

* Agenda Overview of First Midwest Strategic Priorities Performance Highlights Continued Strategy Execution Why Invest in FMBI?

* $8.2 Billion of Assets $6.7 Billion of Deposits Strong, Low Cost Core Deposits 78% Transactional $5.4 Billion of Loans IL’s Largest Ag Lender $5.6 Billion of Trust Assets IL’s 4th Largest Bank Asset Manager Full Retail and Commercial Product Line Organized Around Clients and Markets 240,000 Retail and 26,000 Commercial Relationships 1 Information as of 9/30/12 A Premier Community Bank 1

* In Premier Markets 70 Plus Years of Community Banking Headquartered in Suburban Chicago #8 Suburban Market Share Over 1,700 employees Retail Banking Platform Approximately 95 Locations $78MM of Average Deposits/Branch As of 6/30/12

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* As We Evolve to “New” Normal Shareholder Value Strategic Priorities

* Remediate Liquidate & Originate Originate Positioning Execution FDIC FDIC & M&A M&A Defensive Deployment Credit Growth Capital 2010 2011 2012 2013 2014

* Performance Highlights Dramatically Improved Credit Risk Profile Targeted $223 MM in Nonperforming and Performing Potential Problem Loans for Accelerated Resolution Transferred 80% to Held for Sale and Marketed for 4th Q Sale Recorded Valuation Adjustments Totaling $99MM Larger Commercial Real Estate Allowance for Credit Losses Maintained at Approximately 2.00% of Loans, Covering 105% of Nonaccrual Loans Nonperforming and Performing Potential Problem Loans Reduced by 46% and 36%, Respectively

* Improving Credit Risk Profile Underlying Rationale For Acceleration Environment Stabilized but Slow to Recover, Affords Greater Clarity Pace of Improvement Hampered by Watch and Problem Credit Levels Business Momentum and Strong Capital Levels Provide Flexibility Strengthens Future Earnings and Reduces Event Risk Facilitates Return to Normalized Capital Planning Sharpens Organizational Focus Reduces Uncertainty and Positions Company to Perform

* Q2 Chicago Peer Median = 3.8% Risk Profile Improvement Performing Special Mention and Substandard Loans Lowered $’s In Millions Remaining Assets Better Positioned for Improvement or Work Out 36%

* Risk Profile Improvement Nonperforming Assets Lowered $’s in Millions NPAs / Loans + OREO NPAs + 90s / Tangible Common Equity + Allowance for Credit Losses Q2 National Peer Median = 19%, 2.7% Q2 Chicago Peer Median = 28%, 3.4% 40%

* Risk Profile Improvement Significant Coverage Ratios Sizeable Reserves and Improved Coverage Q2 National Peer Median = 1.6% Q2 Chicago Peer Median = 2.2% Q2 National Peer Median = 116% Q2 Chicago Peer Median = 111% Q2 National Peer Median = 19% Q2 Chicago Peer Median = 28%

* Risk Profile Improvement Lowering Future Credit Costs $’s in Millions For the quarter ended September 30, 2012, excluding impact of accelerated remediation activities of approximately $99.1 million. Represents operating expenses directly related to problem loans and other real estate owned, including FDIC acquired assets. Improved Profile Adds To Solid Core Earnings Through Lower Costs

* Solid Tier 1 Metrics, Capital Recovered Quickly Through Stronger Earnings Risk Profile Improvement Capital Impact Q2 National Peer Median = 14.5% Q2 Chicago Peer Median = 15.1% Q2 National Peer Median = 11.4% Q2 Chicago Peer Median = 8.6%

* Core Business Is Strong Pre-Tax, Pre-Provision Earnings / RWA Efficiency Ratio Net Interest Margin ¹ Including non-recurring items, the efficiency ratio reported for 3Q12 was 69.04%.

* Strengthening Core Business Delivering the Basics on Multiple Fronts 1. Asset Formation 3. Efficiency 2. Fee Income/Deposits 4. Investment In Core Focused and Enhanced Sales New Mortgage Platform Asset-Based and Other Niches Wealth and Treasury Management Core Deposit Growth Reduction in Costs Performance Management Building Leadership Team Strategic Distribution Internet and ATM Platform Strengthen Brand

* Business Momentum Building Expanding Our Sales and Footprint: Enhancing Existing Teams Mortgage Platform Chicago Loop, Expanding in Western Suburbs Asset Based and Other Niches

* Loan Portfolio Overview Excluding Covered Loans $’s in Thousands Building Business Momentum Negates Actions Taken in Third Quarter

* Loan Portfolio Changing Distribution Mix EXCEL SOURCE range $C$4:$F$12 copied at 01-Sep-10 09:29:47: FMBICS\2010 Presentations\September - Regulators\Excel\Credit Data.xls (YoY Change) EXCEL SOURCE range $C$4:$F$12 copied at 01-Sep-10 09:31:19: FMBICS\2010 Presentations\September - Regulators\Excel\Credit Data.xls (YoY Change) EXCEL SOURCE range $C$4:$F$12 copied at 13-Jan-11 05:12:53: FMBICS\2011 Presentations\January - Earnings Presentation\Excel\Credit Data.xlsx (YoY Change) December 31, 2008 December 31, 2008 September 30, 2012 September 30, 2012 $ % $ % Change Commercial and Industrial $ 1,707 32% $ 1,870 34% 10% Construction 866 16% 198 4% (77%) Multifamily 287 5% 310 6% 8% Commercial Real Estate 1,754 33% 2,111 39% 20% Consumer 746 14% 729 13% (2%) Covered -- -- 217 4% NM Total Loans $ 5,360 100% $ 5,435 100% 1% Serving Markets, Diversifying Mix Owner Occupied 47% of All CRE

* Date Deposits Core Loans First DuPage 4Q09 $ 232 26% $ 212 Peotone Bank And Trust 2Q10 84 73% 53 Palos Bank And Trust 3Q10 462 47% 297 Integra/ONB 4Q11 107 65% - Waukegan Savings 3Q12 74 56% 63 Total $ 959 $ 625 Successful Acquisition Growth1 Follows a Focus on Strategic and Financial Accretive Approach Experienced Acquirer with 22 Distinct Acquisitions 1 Information as of acquisition date

* 2012 Is A Year Of Transition Economic Conditions Improving, Viewed as Fragile Regulatory and Capital Requirements Evolving Credit Remediation Accelerated, Momentum Building Aligning Resources with Growth and Opportunity Positioning For Long Term Success

* Market Opportunities Environment Continues to Create Opportunities Expansion Efficiency Within Chicago Market 42 Failures Since Start of 2009 39 Institutions ($12 Billion) With Texas Ratio > 100% Consolidation Lagging, but Expected Well Positioned To Benefit Strong Capital, Solid Reputation Experienced Team 5 Transactions, Approx. $1 Billion in Deposits Since 2008

* Capital Management Priority Emphasis on Return to “Normalized” Capital Requirements Uses Reduced Credit Risk Stronger Earnings Regulatory Clarity Growth Dividend Repurchase M & A

* What’s Next Continued Execution 1. Asset Formation 3. Efficiency 2. Fee Income/Deposits 4. Investment In Core Focused and Enhanced Sales New Mortgage Platform Asset-Based and Other Niches Wealth and Treasury Management Core Deposit Growth Reduction in Costs Performance Management Building Leadership Team Strategic Distribution Internet and ATM Platform Strengthen Brand

* Why Invest in FMBI? Premier Metro Chicago Banking Franchise We Have Advantages that Create Opportunities Strong Core Deposit Engaged and Enhanced Workforce Good Markets, Growing Opportunities Significant Capital and Liquidity Reduced Credit Risk Profile Execution on Our Priorities Enhances Value Aligned with Shareholder Interest

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* Forward Looking Statement This presentation may contain, and during this presentation our management may make statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside our control. Forward-looking statements include, among other things, statements regarding our financial performance, business prospects, future growth and operating strategies, objectives and results. Actual results, performance or developments could differ materially from those expressed or implied by these forward-looking statements. Important factors that could cause actual results to differ from those in the forward-looking statements include, among others, those discussed in our Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission, copies of which will be made available upon request. With the exception of fiscal year end information previously included in our Annual Report on Form 10-K, the information contained herein is unaudited. Except as required by law, we undertake no duty to update the contents of this presentation after the date of this presentation. Non-GAAP Disclaimer This presentation contains GAAP financial measures and, where management believes it to be helpful in understanding the Company’s results of operations or financial position, non-GAAP financial measures. Where non-GAAP financial measures are used, the most directly comparable GAAP financial measure, as well as the reconciliation to the most directly comparable GAAP financial measure can be found in the Company’s current quarter earnings release or Quarterly Report on Form 10-Q which can be found on the Company’s website at www.firstmidwest.com/secfilings. Non-GAAP financial measures in this presentation include core operating earnings and pre-tax, pre-provision return on risk weighted average assets. Both of these measures are useful in understanding the performance and trends of the Company’s core franchise over time without respect to investment securities gains/losses, taxes, provisions expense and OREO losses, each of which can significantly vary from quarter to quarter, and therefore may distort the Company’s underlying performance.

* Certain Terms Used in this Presentation Chicago Peers – Means collectively the companies with the ticker symbol MBFI, WTFC, PVTB, and TAYC. Core Deposit – Includes demand, savings and NOW accounts. Core Operating Earnings – Means the Company’s pre-tax pre-provision operating earnings for the stated period, which reflect the Company’s operating performance before the effects of credit-related charges and other unusual, infrequent, or non-recurring revenues and expenses. This is a non-GAAP financial measure. Covered Loans or Assets – Means loans or assets which the Company acquired via an FDIC-assisted transaction. National Peers – Means collectively the companies with the ticker symbol SRCE, CHFC, CRBC, FCF, FMER, MBFI, ONB, PNFP, PVTB, PFS, STSA, SUSQ, UMBF, UMPQ, VLY, TAYC, TCBI, TRMK, WSBC, WTFC. Net Interest Income – Means the difference between interest income and fees earned on interest-earning assets and interest expense incurred on interest-bearing liabilities, presented on a tax-equivalent basis, assuming a federal income tax rate of 35%. Non-Performing Assets – Means non-accrual loans (the majority of which are past due), loans 90 days or more past due and still accruing interest and OREO. SNL Midwestern Banks – Means 74 Midwest based banks Tier 1 Common Capital – Means tier 1 capital, less trust preferred securities, divided by risk based assets. Note: Unless otherwise indicated, all dollar amounts used in this presentation are in millions except per share information. Unless otherwise indicated, all loan information includes Covered Loans. Peer information source for this presentation from SNL.